UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 31, 2018

NIC INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26621	52-2077581
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

25501 West Valley Parkway, Suite 300
Olathe, Kansas 66061
(Address of principal executive offices, including zip code)

(877) 234-3468
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if chnged since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

ITEM 2.02          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 31, 2018, NIC Inc. (the “Company” or “NIC”) issued a press release announcing its fourth quarter and fiscal 2017 financial results.  A copy of the press release is furnished with this report on Form 8-K as Exhibit 99.1, and is incorporated by reference herein.

ITEM 7.01          REGULATION FD DISCLOSURE

On January 29, 2018, the Board of Directors of the Company declared a regular quarterly cash dividend of $0.08 per share, payable on March 20, 2018, to stockholders of record on March 6, 2018.  The dividend payout will total approximately $5.4 million based on the current number of shares outstanding.  The Company’s ability to pay regular quarterly dividends in the future could be affected by future business performance, liquidity, capital needs, alternative investment opportunities and debt covenants associated with its line of credit.

On January 31, 2018 at 4:30 p.m. EST, the Company will host a conference call, which will also be available by webcast, to discuss its fourth quarter and fiscal 2017 financial results.  The call may also include discussion of Company developments, and forward-looking and other material information about business and financial matters.

In accordance with General Instruction B.2 of Form 8-K, the information in Items 2.02 and 7.01 of this Form 8-K and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth in such filing.

ITEM 8.01          OTHER EVENTS

NIC has a long-standing policy to not comment on open procurements, unusual market trading activity or rumors or statements from third parties.  However, in light of the extensive interest in the pending Texas.gov 3.0 Procurement RFO (the “Texas RFO”), NIC is providing the following update: NIC has been informed by representatives of the state of Texas that Texas NICUSA, LLC (“Texas NICUSA”) has been selected to negotiate a contract to provide the payment processing services set forth in the Texas RFO, and that Texas NICUSA has not been selected to negotiate a contract to provide the portal operations, maintenance and development services set forth in the Texas RFO.

Because the procurement process has not been completed, the ultimate outcome of the process is subject to many risks and uncertainties, including the outcome of negotiations between the state of Texas, NIC and other participants and the final determinations made by the state of Texas. The current agreement between the state of Texas and NIC expires on August 31, 2018.

NIC does not currently intend to provide any further updates regarding the Texas procurement process prior to completion of the process.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1 - Press release issued by NIC Inc. dated January 31, 2018, announcing its fourth quarter and fiscal 2017 financial results, is being furnished as part of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIC Inc.

Date:	January 31, 2018	/s/ Stephen M. Kovzan
Stephen M. Kovzan
Chief Financial Officer